UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2012

Constellation Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2012, Constellation Brands, Inc. (the “Company”), certain subsidiary guarantors (the “Guarantors”) and Manufacturers and Traders Trust Company, as trustee (the “Trustee”), entered into an Indenture dated as of April 17, 2012 (the “Base Indenture”) and Supplemental Indenture No. 1 thereto dated as of April 17, 2012 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”). Under the Indenture, the Company issued $600,000,000 aggregate principal amount of 6% Senior Notes due 2022 (the “Notes”) in a public offering pursuant to an Underwriting Agreement entered into on April 10, 2012, as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K dated April 10, 2012 and filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2012, which Item 1.01 disclosure is incorporated herein by reference. The sale of the Notes was made pursuant to a prospectus and a prospectus supplement (the “Prospectus Supplement”), each dated April 10, 2012 and filed with the SEC on April 11, 2012.

The Notes will mature on May 1, 2022. Interest on the Notes will accrue from April 17, 2012 and will be payable on May 1 and November 1 of each year until maturity, beginning November 1, 2012. The Notes are senior unsecured obligations of the Company, rank equally with all of the Company’s other senior unsecured indebtedness, and are effectively subordinated to the indebtedness outstanding under the Company’s Credit Agreement dated June 5, 2006 (as amended effective February 23, 2007, November 19, 2007 and January 25, 2010 and as may be further amended, refinanced, extended, substituted, replaced or renewed from time to time, the “Credit Agreement”) from time to time and any other secured debt the Company may incur to the extent of the value of the assets securing such debt. The Notes are fully and unconditionally guaranteed on a senior basis, jointly and severally, by the Guarantors, subject to release provisions described below. Each guarantee is effectively subordinated to any secured obligations of the Guarantors to the extent of the value of the assets securing such debt. The Notes are also structurally subordinated to all indebtedness and other liabilities of subsidiaries of the Company that have not guaranteed the Notes. The Guarantors constitute the subsidiaries of the Company that are guarantors under the Credit Agreement. The guarantee of a Guarantor will be released to the extent such Guarantor is released as a guarantor under the Credit Agreement or the Credit Agreement (or a successor thereto) is refinanced, extended, substituted, replaced or renewed without such Guarantor being a guarantor of the indebtedness thereunder, or if the Credit Agreement is otherwise terminated or the requirements for legal or covenant defeasance or to discharge the Indenture have been met. Subsidiaries that guarantee the Credit Agreement (or a successor thereto) in the future will also be required to guarantee the Notes, subject to the release provisions.

The Company may, at its option, redeem some or all of the Notes at any time at a redemption price equal to the accrued and unpaid interest on the Notes to the redemption date plus the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (excluding interest accrued to the redemption date) from the redemption date to the maturity date discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the “Treasury Rate” (as defined in the Supplemental Indenture) plus 50 basis points.

If the Company experiences a “change of control” (as defined in the Supplemental Indenture), it must offer to repurchase all the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that, among other things, limit the Company’s ability under certain circumstances to create liens or enter into sale-leaseback transactions and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its assets.

The Indenture also contains certain “Events of Default” (as defined in the Supplemental Indenture) customary for indentures of this type. If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable.

From time to time, the Company may borrow from, maintain deposit accounts and conduct other transactions with the Trustee or its affiliates in the ordinary course of business. In particular, the Trustee is currently a lender under the Credit Agreement. The Trustee is a lender under a credit facility to an affiliate of members of the Sands family and the Company, which credit facility is secured by pledges of shares of the Company’s class B common stock.

Terms of the Indenture, the Notes and the Guarantees issued pursuant to the Indenture are more fully described in the section of the Prospectus Supplement entitled “Description of the Notes and the Guarantees.”

The description above is a summary and is qualified in its entirety by the Base Indenture and the Supplemental Indenture (which includes the forms of the Notes and the Guarantees thereof of the Guarantors), filed herewith as Exhibits 4.1 and 4.1.1, respectively, and incorporated by reference herein and as exhibits to the Company’s registration statement on Form S-3 (SEC File No. 333-179266).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Indenture dated as of April 17, 2012, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

4.1.1	Supplemental Indenture No. 1, dated as of April 17, 2012, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2012	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Indenture dated as of April 17, 2012, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(4.1.1)	Supplemental Indenture No. 1, dated as of April 17, 2012, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(5)	OPINION REGARDING LEGALITY

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.